UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2013 (April 19, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	98-0570897
Delaware	38-3531640
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2013, Gastar Exploration Texas, LP (“Gastar Texas”) and Gastar Exploration USA, Inc. (“Gastar USA”) entered into a Purchase and Sale Agreement (the “PSA”), dated April 19, 2013, by and among Gastar Texas, Gastar USA and Cubic Energy, Inc. (“Cubic Energy”). Pursuant to the PSA, Cubic Energy will acquire from Gastar Texas approximately 31,800 gross (16,300 net) acres of leasehold interests in the Hilltop area of East Texas in Leon and Robertson Counties, Texas, including production from interests in producing wells, for a cash purchase price of approximately $46.0 million, subject to adjustment for an accounting effective date of January 1, 2013 and other customary adjustments.

The PSA contains customary representations and warranties and covenants, including provisions for indemnification, subject to the limitations described in the PSA.

The closing of the sale is anticipated to occur on or before June 5, 2013 and is subject to satisfaction of customary closing conditions. Proceeds from the transaction will initially be used to reduce Gastar USA's balance under its revolving credit facility.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On April 22, 2013, the Company announced that it entered into the PSA. A copy of the Company's press release, dated April 22, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

99.1	Press release dated April 22, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.        Description of Document

99.1	Press release dated April 22, 2013.